UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

November 12, 2003
Date of Report (Date of earliest event reported)

NEUROGEN CORPORATION
(Exact name of registrantas specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-18311 (Commission File Number)	22-2845714 (I.R.S. Employer Identification No.)

35 Northeast Industrial Road
Branford, Connecticut 06405
(Address of principal executive offices) (Zip Code)

(203) 488-8201
(Registrant's telephone number, including area code)

None
(Former name or former address, if changed since last report)

Item 7.	Financial Statements and Exhibits

(c)	Exhibits

This exhibit is furnished pursuant to Item 12 hereof and should not be deemed to be "filed" under the Securities Exchange Act of 1934.

	Exhibit No.	Exhibit

	99.1	Press release, dated November 12, 2003 (furnished pursuant to Item 12).

Item 12.	Results of Operations and Financial Condition

On November 12, 2003, Neurogen Corporation announced its results of operations for the third quarter of 2003. Furnished as Exhibit 99.1 and incorporated herein by reference is a press release by Neurogen Corporation announcing its third quarter results.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEUROGEN CORPORATION (Registrant)
By: s/ STEPHEN R. DAVIS
Name: Stephen R. Davis
Dated: November 12, 2003	Title: Executive Vice President and Chief Business Officer

EXHIBIT INDEX

Exhibit No.	Exhibit

99.1	Press release, dated November 12, 2003 (furnished pursuant to Item 12).

SIGNATURE
EXHIBIT INDEX